                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): October 15, 1997

                                  DAOU SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                    (State or other jurisdiction of incorporation)

         0-22073                                      330284454
  (Commission File Number)                  (IRS Employer Identification No.)

                  5120 Shoreham Place, San Diego, California  92122
             (Address of principal executive offices, including zip code)

                                    (619) 452-2221
                 (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 15, 1997, DAOU Systems, Inc., a Delaware corporation (the "Company"), acquired 100% of the issued and outstanding shares of On-Line Networking, Inc., a New Jersey corporation ("On-Line"), through the issuance of 150,000 shares of the Company's Common Stock, par value $.001 per share, to the stockholders of On-Line (the "Stockholders"). The acquisition was accomplished by means of a merger (the "Merger") of On-Line with and into DAOU On-Line, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "Subsidiary"), pursuant to the terms of an Agreement and Plan of Merger, dated as of September 25, 1997 (the "Merger Agreement"), by and among the Company, the Subsidiary, On-Line and the Stockholders.

         As a result of the Merger, all of the shares of On-Line were canceled and retired, and On-Line was merged into the Subsidiary. Pursuant to the terms of the Merger Agreement, the Stockholders received 150,000 shares of the Company's Common Stock, par value $.001 per share, having an aggregate value of approximately $5 million at the date of the Merger Agreement. The Merger constituted a nontaxable reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, and will be recorded as a pooling of interests for accounting purposes.

         On-Line, a privately held corporation based in Saddle Brook, New Jersey, is a communications contractor that designs, installs and provides servicing of local area computer and voice network systems. The company also provides other telecommunications infrastructure applications, and sells network services related to these activities.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements of business acquired.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements, if any, required by Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K on or about December 1, 1997.

    (b)  Pro forma financial information.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information, if any, required by Item 7(b) of Form 8-K. In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information, if any, shall be filed by amendment to this Form 8-K on or about December 1, 1997.

    (c)  Exhibits.

         The following exhibits are filed herewith or incorporated by reference as part of this report:


         Exhibit
            No.                   Document Description
         --------       -------------------------------------------------------

             2.1*+ Agreement and Plan of Merger, dated as of September 25, 1997 (the "Merger Agreement"), by and among DAOU Systems, Inc., a Delaware corporation, DAOU-On-Line, Inc., a Delaware corporation and wholly owned subsidiary of DAOU Systems, Inc., On-Line Networking, Inc., a New Jersey corporation, and the Stockholders of On-Line Networking, Inc.

           99.1** Press release entitled "DAOU Systems Merges with On-Line Networking, Inc."

           * The table of contents to the Merger Agreement lists the exhibits and schedules to the Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

           ** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on September 26, 1997 and incorporated herein by reference.

           + Confidential treatment has been requested for portions of this exhibit.

                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 29, 1997                 DAOU SYSTEMS, INC.



                                  By: /s/ Fred C. Mcgee
                                     -----------------------------------------
                                      Fred C. McGee, Chief Financial Officer

                                    EXHIBIT INDEX

         Exhibit
            No.                   Document Description
         --------            --------------------------------------------------
          2.1*+              Agreement and Plan of Merger, dated as of
                             September 25, 1997(the "Merger Agreement"), by and among DAOU Systems, Inc., a Delaware corporation,
                             DAOU On-Line, Inc., a Delaware corporation and wholly owned subsidiary of DAOU Systems, Inc., On-Line Networking, Inc., a New Jersey corporation, and the Stockholders of On-Line
                             Networking, Inc.

         99.1** Press release entitled "DAOU Systems Merges with On-Line Networking, Inc.."

         * The table of contents to the Merger Agreement lists the exhibits and schedules to the Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.



         ** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on September 26, 1997 and incorporated herein by reference.

         + Confidential treatment has been requested for portions of this exhibit.